                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3749

                          SCUDDER STATE TAX-FREE TRUST
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       3/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Massachusetts Tax-Free Fund

Annual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Moreover, although the fund seeks income that is federally tax free, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Although the Fund seeks income that is federally tax-free, a portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.53%	6.10%	5.59%	6.25%
Class B	4.67%	5.22%	4.73%	5.40%
Class C	4.62%	5.24%	4.75%	5.42%
Lehman Brothers Municipal Bond Index+	5.86%	6.49%	6.00%	6.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/04	$ 14.91	$ 14.90	$ 14.90
3/31/03	$ 14.80	$ 14.79	$ 14.80
Distribution Information: Twelve Months: Income Dividends as of 3/31/04	$ .6520	$ .5295	$ .5319
March Income Dividend	$ .0558	$ .0459	$ .0462
SEC 30-day Yield++ as of 3/31/04	2.70%	2.04%	2.04%
Tax Equivalent Yield++ as of 3/31/04	4.39%	3.31%	3.31%
Current Annualized Distribution Rate++ as of 3/31/04	4.41%	3.63%	3.65%

++ The SEC yield is net investment income per share earned over the month ended March 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Massachusetts Municipal Debt Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	16	of	52	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Massachusetts Tax-Free Fund - Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,079	$11,406	$12,535	$17,513
	Average annual total return	.79%	4.48%	4.62%	5.76%
Class B	Growth of $10,000	$10,167	$11,449	$12,499	$16,913
	Average annual total return	1.67%	4.61%	4.56%	5.40%
Class C	Growth of $10,000	$10,462	$11,656	$12,613	$16,952
	Average annual total return	4.62%	5.24%	4.75%	5.42%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,586	$12,077	$13,385	$19,322
	Average annual total return	5.86%	6.49%	6.00%	6.81%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Although the Fund seeks income that is federally tax-free, a portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/04
Scudder Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.70%	6.36%	5.86%	6.53%
Class AARP	5.77%	6.41%	5.88%	6.54%
Lehman Brothers Municipal Bond Index+	5.86%	6.49%	6.00%	6.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/04	$ 14.90	$ 14.90
3/31/03	$ 14.80	$ 14.80
Distribution Information: Twelve Months: Income Dividends as of 3/31/04	$ .6857	$ .6857
March Income Dividend	$ .0583	$ .0584
SEC 30-day Yield++ as of 3/31/04	3.04%	3.04%
Tax Equivalent Yield++ as of 3/31/04	4.94%	4.94%
Current Annualized Distribution Rate++ as of 3/31/04	4.61%	4.61%

++ The SEC yield is net investment income per share earned over the month ended March 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - Massachusetts Municipal Debt Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	13	of	52	25
3-Year	5	of	49	10
5-Year	3	of	45	7
10-Year	5	of	28	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Massachusetts Tax-Free Fund - Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,570	$12,030	$13,292	$18,829
	Average annual total return	5.70%	6.36%	5.86%	6.53%
Class AARP	Growth of $10,000	$10,577	$12,049	$13,306	$18,849
	Average annual total return	5.77%	6.41%	5.88%	6.54%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,586	$12,077	$13,385	$19,322
	Average annual total return	5.86%	6.49%	6.00%	6.81%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Massachusetts Tax-Free Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Massachusetts Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1989.

• Over 27 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1999.

• Over 18 years of investment industry experience.

Philip G. Condon serves as lead portfolio manager of Scudder Massachusetts Tax-Free Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended March 31, 2004?

A: Municipal bonds and the broad bond market, in general, performed well in the 12-month period ended March 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 5.86% for the annual period ended March 31, 2004. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.40% for the same period.1

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Bonds declined in the early part of the period. On June 25, the Federal Reserve Board (the "Fed") reduced the federal funds rate, a benchmark for the market's interest rate levels, by a quarter of a percentage point to 1%. This reduction was not as large as the market had been predicting, as the Fed's views on the US economy and its recovery had improved. This surprised investors and led them to begin to favor stocks as market participants forecasted an eventual economic turnaround. As a result, investors pulled money out of bonds, rapidly driving the prices on bonds lower due to this lower demand. Since bond yields move in the opposite direction from prices, bond yields increased quickly in the second quarter of 2003. As is historically typical for the municipal bond market, yields on municipal bonds did not increase as dramatically as those on Treasury bonds.

The bond market regained its footing in the third and fourth quarters of 2003. The municipal bond market rallied for a few reasons. First, it appeared that previous concerns about the condition of states and municipalities' coffers faded during the period. In addition, the Fed made no changes to the federal funds rate, which helped to calm investors' fears of rising interest rates. Throughout the period, the Fed also stated that it believed that inflation would likely remain in check for some time, which further soothed investors' worries about rising interest rates. A rise in interest rates would cause the price of a bond in the market to fall, which would make bonds a less attractive security to own.

In the first quarter of 2004, municipal bonds delivered positive results but underperformed Treasuries. Seasonal pressures typically cause municipal bonds to underperform in this time period, as retail investors turn their attention to paying off tax bills.

Municipal bond yields generally declined over the period, particularly among longer-maturity bonds, but the overall yield curve remained steep. A steep curve means that the difference in yields between longer-term and shorter-term maturities is large, and investors will gain more yield if they purchase bonds with longer maturities. (The following graph for municipal bond yield shows changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 3/31/04 and 3/31/03)

Maturity (in years)

Source: Municipal Market Data

Past performance is no guarantee of future results.

The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and refinance old debt at lower rates. As states completed much of the refinancing and new issuance that they needed, supply became somewhat less abundant toward the final months of 2003 and early 2004. Issuance levels heightened again in March 2004. Because concerns about an imminent rise in interest rates remained low, demand for municipal bonds was normal among retail and institutional investors.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or an increase in supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

Q: How did Scudder Massachusetts Tax-Free Fund perform for the 12-month period ended March 31, 2004?

A: Scudder Massachusetts Tax-Free Fund posted strong absolute results in the period, and outpaced its average Lipper peer. The fund's total return of 5.53% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) outperformed the fund's average peer in the Lipper Massachusetts Debt Funds category, which gained 5.11%.2 The fund lagged the 5.86% returned by its benchmark, the unmanaged Lehman Brothers Municipal Bond Index. (Please see pages 3 through 8 for the performance of other share classes and more complete performance information.)

2 The Lipper Massachusetts Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in Massachusetts.
3 A callable bond can be redeemed by the issuer prior to its maturity. Usually a premium is paid to the bond owner when the bond is called.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: For the period, the fund's performance was helped by bonds that were prerefunded in the period. Since interest rates remained so low for much of the period, Massachusetts issued new bonds at those low rates to pay off the older bonds on which it was paying higher rates. These prerefunded bonds rose in price as a result, which aided performance.3

Our overall selection of callable bonds also helped boost returns. In the period, callable bonds outperformed noncallable bonds. For the same maturity, callable bonds offered similar yields as noncallable bonds, but with a shorter duration.4 For example, a callable bond would be priced to a 10-year call with a yield equivalent of a 20-year security.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve, mostly in two to 10 years. Also, we think that compared with A-rated corporate bonds, municipal bonds are attractive.

Q: Will you explain your views on Massachusetts' municipal bond market?

A: We believe the state of Massachusetts is in fairly good shape. It is currently rated AA by Standard & Poor's Corporation and Aa2 by Moody's Investors Service, Inc.5 The commonwealth's broad and diverse economy coupled with a long track record of sound financial management has allowed it to weather the recent economic slowdown. In addition, although budget reserves have declined over the last couple of years due to the recession, reserve levels have become more stable recently and are projected to grow in fiscal 2004. Spending pressures from areas such as health care and pension costs are a concern, as is the commonwealth's high debt burden brought on, in part, by shared costs in the Central Artery/Tunnel road construction project. However, the commonwealth does have various reserve funds, which provide some flexibility. The state's employment rate, while higher than the national average, appears to be stabilizing. Overall, we believe Massachusetts' current economic situation is solid.

5 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk. Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Diversification	3/31/04	3/31/03

Water and Sewer Revenue	19%	17%
Hospital/Health Revenue	16%	12%
State General Obligations/Lease	15%	16%
Sales/Special Tax	13%	10%
Other General Obligation/Lease	11%	10%
Higher Education	9%	11%
Port/Airport Revenue	4%	3%
Project Revenue	3%	3%
Electric Revenue	2%	2%
Resource Recovery	2%	2%
Miscellaneous Municipal	6%	14%
	100%	100%

Quality	3/31/04	3/31/03

AAA*	63%	58%
AA	22%	26%
A	4%	4%
BBB	7%	5%
BB	-	1%
CCC	-	1%
Not Rated	4%	5%
	100%	100%

Weighted average quality: AA and AA, respectively.

* Includes cash equivalents
Effective Maturity	3/31/04	3/31/03

Less than 1 year	3%	1%
1-5 years	7%	9%
5-10 years	63%	61%
10-15 years	12%	14%
15 years or greater	15%	15%
	100%	100%

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Massachusetts 96.8%
Bellingham, MA, Other GO, 5.375%, 3/1/2015 (b)	1,765,000	1,979,995
Boston, MA, Industrial Development Revenue, AMT:
6.5%, 9/1/2035	2,000,000	2,003,900
8.0%, 9/1/2035	1,000,000	981,650
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (b)	2,730,000	2,994,319
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	1,020,000	1,018,378
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,210,000	1,516,844
Groton-Dunstable, MA, School District GO, Regional School District, 5.0%, 10/15/2015 (b)	1,920,000	2,115,418
Holliston, MA, Other GO, 5.5%, 12/1/2015 (b) (c)	1,660,000	1,900,418
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (b)	1,260,000	1,422,074
Hopkinton, MA, Other GO:
5.5%, 9/1/2012	1,735,000	1,994,521
5.5%, 9/1/2014	1,735,000	1,995,632
Ipswich, MA, 5.25%, 11/15/2017 (b)	2,325,000	2,583,772
Massachusetts, Airport Revenue, Port Authority:
Series A, 5.75%, 7/1/2011	2,000,000	2,328,260
Inverse Floater, AMT, 18.57%**, 1/1/2016 (b)	2,500,000	3,304,570
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (b)	640,000	695,872
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (b)	1,000,000	1,045,420
Massachusetts, Bay Transportation Authority Revenue:
Series A, Prerefunded, 5.75%, 7/1/2011	2,895,000	3,389,553
Series A, 5.75%, 7/1/2011	355,000	410,855
Series A, 5.75%, 7/1/2015	535,000	613,490
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, Inverse Floater, 17.71%**, 7/1/2016 (b)	5,397,500	7,850,610
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,984,925
Massachusetts, Health & Educational Facilities Authority, Inverse Floater, 9.97%**, 8/15/2010 (b)	3,400,000	3,556,468
Massachusetts, Health & Educational Facilities Authority, Melrose-Wakefield Healthcare, Series C, Prerefunded, 6.0%, 7/1/2012	1,000,000	1,116,960
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (b)	1,230,000	1,325,915
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2009	2,415,000	2,884,911
6.625%, 5/1/2010	2,575,000	3,122,342
6.75%, 5/1/2011	2,745,000	3,389,910
6.875%, 5/1/2014	1,300,000	1,661,101
Massachusetts, Higher Education Revenue, Development Finance Agency, Prerefunded, 5.75%, 7/1/2012	500,000	589,000
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,490,170
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (b)	1,200,000	1,347,204
Series A, 5.375%, 1/1/2016 (b)	1,200,000	1,339,452
Series A, 5.375%, 1/1/2017 (b)	1,200,000	1,336,020
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Harvard University, Series Z, 5.75%, 1/15/2013	3,000,000	3,577,590
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology: Series I-1, 5.2%, 1/1/2028	6,500,000	7,276,425
Series K, 5.375%, 7/1/2017	5,500,000	6,385,555
Series K, 5.5%, 7/1/2032	5,000,000	5,859,750
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Suffolk University, Series C, 5.65%, 7/1/2011	1,045,000	1,151,893
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (b)	500,000	563,145
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (b)	1,645,000	1,894,102
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,797,495
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,062,350
5.625%, 9/1/2020	1,265,000	1,330,476
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Concord Academy, 5.45%, 9/1/2017	1,205,000	1,262,093
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,052,670
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Deerfield Academy, 5.125% , 10/1/2017	1,520,000	1,653,365
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,040,470
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (b)	2,600,000	2,845,752
Massachusetts, Higher Education Revenue, Western New England College, 5.75%, 7/1/2012 (b)	1,110,000	1,288,499
Massachusetts, Hospital & Healthcare Revenue, Development Agency, Biomedical Research:
6.25%, 8/1/2013	2,180,000	2,481,450
6.375%, 8/1/2014	1,000,000	1,134,570
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,166,650
Series F, 5.75%, 7/1/2033	2,000,000	2,107,820
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System:
Series C, 5.9%, 10/1/2011	700,000	714,728
Series E, 6.25%, 10/1/2031	2,000,000	2,099,080
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Cape Cod Healthcare, Series B, 5.45%, 11/15/2023	650,000	666,465
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Caritas Christi, Series A, 5.625%, 7/1/2020	4,000,000	4,012,960
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,678,640
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (b)	5,000,000	5,896,700
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,203,150
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,824,532
Series D, 6.35%, 7/15/2032	3,250,000	3,361,995
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (b)	4,875,000	5,362,354
Series H, 5.375%, 5/15/2019 (b)	1,800,000	1,969,452
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	1,560,000	1,515,758
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,119,280
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,174,020
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	375,000	374,021
7.625%, 7/1/2026	2,750,000	2,719,338
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,631,440
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,980,040
Massachusetts, General Obligation, Inverse Floater, Rites-PA 1247R, 5.0%**, 2/1/2012	6,000,000	6,485,760
Massachusetts, Port Authority Revenue, Rites-PA 592A, Inverse Floater, AMT, 9.728%**, 7/1/2011 (b)	4,195,000	5,122,011
Massachusetts, Port Authority Revenue, Rites-PA 592B, Inverse Floater, AMT, 9.728%**, 7/1/2012 (b)	805,000	974,807
Massachusetts, Port Authority Revenue, Rites-PA 598A, Inverse Floater, AMT, 10.82%**, 7/1/2013	930,000	1,137,809
Massachusetts, Port Authority Revenue, Rites-PA 598B, Inverse Floater, AMT, 10.82%**, 7/1/2014	995,000	1,204,945
Massachusetts, Port Authority Revenue, Rites-PA 598C, Inverse Floater, AMT, 10.82%**, 7/1/2015	1,065,000	1,287,180
Massachusetts, Port Authority Revenue, Rites-PA 598D, Inverse Floater, AMT, 11.07%**, 7/1/2016	925,000	1,126,872
Massachusetts, Port Authority Revenue, Rites-PA 598E, Inverse Floater, AMT, 11.07%**, 7/1/2017	775,000	940,796
Massachusetts, Port Authority Revenue, Rites-PA 598F, Inverse Floater, AMT, 9.57%**, 7/1/2018	1,310,000	1,460,087
Massachusetts, Port Authority, Tax-Exempt Receipts, ETM, 13.0%, 7/1/2013	700,000	1,051,036
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,177,800
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series A, 5.625%, 1/1/2015 (b)	4,000,000	4,525,800
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series 563, Inverse Floater, 10.0%**, 1/1/2016 (b)	2,500,000	3,148,525
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill Association, Inc., 9.0%, 9/1/2005 (d)	1,295,000	1,307,303
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	5,859,000
Series A, 5.5%, 12/15/2013	5,000,000	5,842,200
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	8,058,996
5.5%, 6/15/2014	7,000,000	7,988,470
Massachusetts, Sales & Special Tax Revenue, Transportation Authority:
Series A, 5.25%, 7/1/2021	5,000,000	5,737,800
Series A, 5.25%, 7/1/2023	3,000,000	3,216,450
Massachusetts, School District GO, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,255,676
Massachusetts, Security Trust Certificates, Series B, 144A, 9.28%*, 6/1/2020 (b)	5,000,000	5,982,250
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities, TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	970,000	992,766
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,650,000	1,884,828
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/2020***	1,000,000	1,250
Massachusetts, Series A, 5.375%, 6/1/2019 (b) (c)	10,000,000	11,026,300
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (b)	2,600,000	3,025,880
Massachusetts, State GO:
Series C, Zero Coupon, 12/1/2004	910,000	903,621
5.25%, 7/1/2020	6,270,000	7,090,868
5.25%, 7/1/2021 (c)	5,000,000	5,649,300
Series D, 5.5%, 11/1/2016	500,000	577,595
Series D, 5.5%, 11/1/2019	4,325,000	4,981,881
Series C, 6.0%, 8/1/2009 (b)	2,000,000	2,343,260
Massachusetts, State GO, Consolidated Loan:
Series E, Prerefunded, 5.25%, 1/1/2021 (b)	705,000	799,815
Series D, 5.5%, 11/1/2014 (b)	4,990,000	5,844,488
Series D, 5.5%, 11/1/2019 (b)	2,500,000	2,892,175
Series A-02, ETM, 7.5%, 6/1/2004	335,000	338,598
Massachusetts, State GO, Series B, Inverse Floater, 9.5%**, 12/1/2016	5,000,000	6,499,400
Massachusetts, State GO, Transportation Authority:
Series C, 6.1%, 3/1/2013	1,500,000	1,788,090
Series B, 6.2%, 3/1/2016	3,100,000	3,767,647
Massachusetts, Transportation Authority, 7.75%, 1/15/2006	400,000	430,980
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (b)	4,500,000	5,105,205
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	452,963
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	579,227
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	528,390
Series A, Prerefunded, 5.3%, 7/1/2009	705,000	803,206
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,161,790
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	297,792
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	297,793
Massachusetts, Transportation/Tolls Revenue, Rites-PA 798, Inverse Floater, 10.257%**, 12/15/2013	5,000,000	6,677,850
Massachusetts, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.25%, 3/1/2018 (b)	6,870,000	7,796,900
Massachusetts, Transportation/Tolls Revenue, Water Resource Authority, Series D, 5.5%, 8/1/2011 (b) (c)	6,675,000	7,759,687
Massachusetts, Water & Sewer Resources Authority, Series 252, 8.65%*, 8/1/2021 (b)	6,585,000	7,417,015
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2021 (b)	10,000,000	11,608,900
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program:
Series 5, 5.375%, 8/1/2027	4,775,000	5,148,357
Series 2, Prerefunded, 5.7%, 2/1/2015	1,115,000	1,180,194
Series 2, 5.7%, 2/1/2015	35,000	36,868
Series A, 6.0%, 8/1/2019 (c)	4,000,000	4,881,640
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,144,280
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pooled Loan Program:
Series 7, 5.25% , 2/1/2014	5,000,000	5,592,600
Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,812,100
Series 5, 5.5%, 8/1/2012	2,325,000	2,650,477
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Series 182, Inverse Floater, 10.73%**, 8/1/2011	5,500,000	7,335,185
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	4,030,000	4,588,195
Series C, 5.25%, 12/1/2015 (b)	6,050,000	6,915,634
Series A, 5.5%, 8/1/2013 (b)	1,445,000	1,690,405
Series A, 6.0%, 8/1/2012 (b)	2,485,000	2,921,068
Series A, 6.0%, 8/1/2013 (b)	1,000,000	1,182,330
Series A, 6.0%, 8/1/2014 (b)	1,400,000	1,655,262
Series A, 6.5%, 7/15/2009	15,000,000	17,912,700
Series A, 6.5%, 7/15/2019	3,110,000	3,867,036
Massachusetts, Water Pollution Abatement Program, Pooled Program, Series 6, 5.625%, 8/1/2015	4,710,000	5,404,537
Medford, MA, Core City GO, 5.0%, 2/15/2015 (b)	2,085,000	2,304,509
Middleborough, MA, Other GO:
5.25%, 1/15/2017 (b)	1,525,000	1,686,955
5.25%, 1/15/2018 (b)	1,515,000	1,668,424
5.25%, 1/15/2019 (b)	1,470,000	1,608,004
Nantucket, MA, Other GO, 5.0%, 7/15/2017 (b)	1,000,000	1,083,570
Narragansett, MA, School District GO, Regional School District, 6.5%, 6/1/2012 (b)	1,145,000	1,381,076
Northampton, MA, Other (GO) Lease, 5.5%, 6/15/2013 (b)	1,080,000	1,235,552
Northbridge, MA, Core City GO, 5.25%, 2/15/2014 (b)	1,490,000	1,680,333
Plymouth, MA, County GO:
5.75%, 10/15/2015 (b)	1,900,000	2,220,796
5.75%, 10/15/2016 (b)	1,725,000	2,015,128
Route 3 North, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (b)	1,105,000	1,278,010
5.75%, 6/15/2013 (b)	2,500,000	2,893,100
5.75%, 6/15/2016 (b)	4,910,000	5,623,325
Springfield, MA, Core City GO, 5.25%, 1/15/2019 (b)	1,000,000	1,107,030
Springfield, MA, Core City GO, Municipal Purpose Loan:
5.5%, 8/1/2015 (b)	1,505,000	1,711,365
5.5%, 8/1/2016 (b)	1,685,000	1,903,191
Springfield, MA, Other GO, Municipal Purpose Loan, 6.0%, 10/1/2014 (b)	1,955,000	2,291,905
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (b)	1,250,000	1,407,188
Tantasqua, MA, School District GO, Regional School District:
5.625%, 8/15/2012 (b)	2,580,000	2,965,478
5.625%, 8/15/2013 (b)	2,575,000	2,975,387
5.625%, 8/15/2014 (b)	2,575,000	2,986,098
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (b)	1,185,000	1,346,207
Series 2, 5.5%, 11/1/2016 (b)	1,250,000	1,415,688
Westfield, MA, Core City GO, 6.5%, 5/1/2013 (b)	1,170,000	1,424,767
Westford, MA, Other (GO) Lease, 5.125%, 4/1/2017 (b)	1,150,000	1,259,422
Westford, MA, School District GO, Series A, 5.75%, 4/1/2012 (b)	1,140,000	1,316,632
Worcester, MA, Core City GO, Series A, 5.5%, 8/15/2016 (b)	1,285,000	1,450,675
Worcester, MA, Other GO, 5.625%, 8/15/2015 (b)	705,000	813,203
Worcester, MA, State GO:
5.625%, 8/15/2012 (b)	2,560,000	2,942,490
5.625%, 8/15/2013 (b)	2,625,000	3,033,161
		509,690,572
Puerto Rico 3.2%
Puerto Rico, Asset-Backed, Childrens Trust Fund, 5.5%, 5/15/2039	6,000,000	5,805,060
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,306,470
Series Y, 6.25%, 7/1/2014	145,000	175,809
Puerto Rico, State GO, Series A, 5.5%, 7/1/2022 (b)	5,000,000	5,832,950
Puerto Rico, State GO, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (b)	2,500,000	2,947,500
		17,067,789
Total Investment Portfolio - 100.0% (Cost $474,834,977) (a)		526,758,361

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of March 31, 2004.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities. These securities, amounting to $58,112,875 and aggregating 10.9% of net assets, are shown at their current rate as of March 31, 2004.
*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
(a) The cost for federal income tax purposes was $474,491,412. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $52,266,949. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,039,482 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $772,533.
(b) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	16.1
MBIA	Municipal Bond Investors Assurance	13.2
FSA	Financial Security Assurance	7.9
AMBAC	AMBAC Assurance Corp.	5.0

(c) At March 31, 2004 these securities have been segregated, in whole or in part, to cover initial margin requirements for open future contracts.
(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Date	Acquisition Cost($)	Value ($)	Value as % of Net Assets
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill Association, Inc.	December 1994	1,295,000	1,307,303	0.25
Total Restricted Securities			1,307,303	0.25

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At March 31, 2004, open futures contracts sold were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
10 Year Interest Rate Swap	6/14/2004	15	1,670,687	1,699,688	(29,001)
10 Year US Treasury Note	6/21/2004	402	45,699,963	46,393,312	(693,349)
Total net unrealized depreciation					(722,350)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At March 31, 2004, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund (%)	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
8/19/2004 8/19/2014	7,800,000[a]	Fixed - 4.722%	Floating - LIBOR	(188,760)
5/12/2004 5/12/2014	20,000,000[a]	Fixed - 5.124%	Floating - LIBOR	(1,390,000)
5/18/2004 5/18/2014	7,500,000[b]	Fixed - 4.845%	Floating - LIBOR	(343,500)
5/20/2004 5/20/2014	7,500,000[b]	Fixed - 4.868%	Floating - LIBOR	(355,500)
5/20/2004 5/20/2014	15,000,000[a]	Fixed - 4.876%	Floating - LIBOR	(718,500)
4/13/2004 4/14/2014	12,500,000[c]	Fixed - 3.971%	Floating - BMA	(621,250)
4/14/2004 4/14/2014	16,800,000[c]	Fixed - 3.967%	Floating - BMA	(828,240)
8/24/2004 8/24/2014	7,800,000[b]	Fixed - 4.744%	Floating - LIBOR	(199,680)
Total net unrealized depreciation on open interest rate swaps				(4,645,430)

Counterparties:

a Lehman Brothers, Inc.
b Goldman Sachs Group, Inc.
c JP Morgan Chase Bank
BMA: Represents the Bond Market Association
LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004
Assets
Investments in securities, at value (cost $474,834,977)	$ 526,758,361
Cash	619,381
Interest receivable	7,422,306
Receivable for Fund shares sold	1,365,426
Total assets	536,165,474
Liabilities
Dividends payable	386,368
Payable for Fund shares redeemed	259,627
Payable for daily variation margin on open futures contracts	234,094
Unrealized depreciation on interest rate swaps, net	4,645,430
Accrued management fee	255,897
Other accrued expenses and payables	60,069
Total liabilities	5,841,485
Net assets, at value	$ 530,323,989
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(9,316)
Net unrealized appreciation (depreciation) on: Investments	51,923,384
Futures	(722,350)
Swaps	(4,645,430)
Accumulated net realized gain (loss)	897,711
Paid-in capital	482,879,990
Net assets, at value	$ 530,323,989

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($20,258,317 / 1,358,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.91
Maximum offering price per share (100 / 95.50 of $14.91)	$ 15.61
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,770,759 / 521,486 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.90
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,539,658 / 438,764 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.90
Class AARP Net Asset Value, offering and redemption price per share ($10,409,288 / 698,646 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.90
Class S Net Asset Value, offering and redemption price per share ($485,345,967 / 32,567,499 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2004
Investment Income
Income: Interest	$ 28,918,221
Expenses: Management fee	3,142,480
Administrative fee	825,004
Distribution service fees	166,903
Trustees' fees and expenses	11,641
Other	20,288
Total expenses, before expense reductions	4,166,316
Expense reductions	(8,263)
Total expenses, after expense reductions	4,158,053
Net investment income	24,760,168
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,108,433
Futures	(2,819,167)
Swaps	867,952
2,157,218
Net unrealized appreciation (depreciation) during the period on: Investments	5,768,111
Futures	(708,247)
Swaps	(3,659,430)
1,400,434
Net gain (loss) on investment transactions	3,557,652
Net increase (decrease) in net assets resulting from operations	$ 28,317,820

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase Assets (Decrease) in Net	Years Ended March 31,
	2004	2003
Operations: Net investment income	$ 24,760,168	$ 25,590,473
Net realized gain (loss) on investment transactions	2,157,218	(659,281)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,400,434	25,968,120
Net increase (decrease) in net assets resulting from operations	28,317,820	50,899,312
Distributions to shareholders from: Net investment income: Class A	(783,720)	(444,723)
Class B	(269,618)	(157,608)
Class C	(197,285)	(66,977)
Class AARP	(442,425)	(267,499)
Class S	(23,054,899)	(24,456,699)
Net realized gains: Class A	-	(9,923)
Class B	-	(5,080)
Class C	-	(2,181)
Class AARP	-	(6,363)
Class S	-	(492,377)
Fund share transactions: Proceeds from shares sold	74,062,479	133,722,188
Reinvestment of distributions	14,765,516	16,107,089
Cost of shares redeemed	(117,938,078)	(110,584,501)
Net increase (decrease) in net assets from Fund share transactions	(29,110,083)	39,244,776
Increase (decrease) in net assets	(25,540,210)	64,234,658
Net assets at beginning of period	555,864,199	491,629,541
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $9,316 and $15,651, respectively)	$ 530,323,989	$ 555,864,199

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.80	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.65	.66	.53
Net realized and unrealized gain (loss) on investment transactions	.11	.71	(.19)
Total from investment operations	.76	1.37	.34
Less distributions from: Net investment income	(.65)	(.66)	(.53)
Net realized gain on investment transactions	-	(.01)	-
Total distributions	(.65)	(.67)	(.53)
Net asset value, end of period	$ 14.91	$ 14.80	$ 14.10
Total Return (%)[b]	5.25[c]	9.88	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	14	3
Ratio of expenses before expense reductions (%)	.97	.97	1.02*
Ratio of expenses after expense reductions (%)	.95	.97	1.02*
Ratio of net investment income (%)	4.40	4.51	4.69*
Portfolio turnover rate (%)	25	37	30
[a] For the period from June 18, 2001 (commencement of operations of Class A shares) to March 31, 2002.
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended March 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.79	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.11	.70	(.19)
Total from investment operations	.64	1.24	.25
Less distributions from: Net investment income	(.53)	(.54)	(.44)
Net realized and gain on investment transactions	-	(.01)	-
Total distributions	(.53)	(.55)	(.44)
Net asset value, end of period	$ 14.90	$ 14.79	$ 14.10
Total Return (%)[b]	4.39[c]	8.89	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	2
Ratio of expenses before expense reductions (%)	1.80	1.80	1.82*
Ratio of expenses after expense reductions (%)	1.77	1.80	1.82*
Ratio of net investment income (%)	3.58	3.68	3.89*
Portfolio turnover rate (%)	25	37	30
[a] For the period from June 18, 2001 (commencement of operations of Class B shares) to March 31, 2002.
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended March 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.80	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.10	.70	(.18)
Total from investment operations	.63	1.24	.26
Less distributions from: Net investment income	(.53)	(.54)	(.44)
Net realized gain on investment transactions	-	(.01)	-
Total distributions	(.53)	(.55)	(.44)
Net asset value, end of period	$ 14.90	$ 14.80	$ 14.11
Total Return (%)[b]	4.34[c]	8.91	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	1
Ratio of expenses before expense reductions (%)	1.78	1.79	1.79*
Ratio of expenses after expense reductions (%)	1.75	1.79	1.79*
Ratio of net investment income (%)	3.60	3.69	3.92*
Portfolio turnover rate (%)	25	37	30
[a] For the period from June 18, 2001 (commencement of operations of Class C shares) to March 31, 2002.
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended March 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.80	$ 14.11	$ 14.32	$ 13.71
Income (loss) from investment operations: Net investment income	.69	.69	.71	.34
Net realized and unrealized gain (loss) on investment transactions	.10	.70	(.21)	.61
Total from investment operations	.79	1.39	.50	.95
Less distributions from: Net investment income	(.69)	(.69)	(.71)	(.34)
Net realized gain (loss) on investment transactions	-	(.01)	-	-
Total distributions	(.69)	(.70)	(.71)	(.34)
Net asset value, end of period	$ 14.90	$ 14.80	$ 14.11	$ 14.32
Total Return (%)	5.42	9.94	3.58	6.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	2	1
Ratio of expenses (%)	.74	.74	.74	.76*
Ratio of net investment income (%)	4.61	4.74	4.91	4.95*
Portfolio turnover rate (%)	25	37	30	34
[a] As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to March 31, 2001.
* Annualized
** Not annualized

Class S
Years Ended March 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.80	$ 14.10	$ 14.33	$ 13.61	$ 14.35
Income (loss) from investment operations: Net investment income	.68	.69	.71	.69	.69
Net realized and unrealized gain (loss) on investment transactions	.11	.71	(.23)	.72	(.72)
Total from investment operations	.79	1.40	.48	1.41	(.03)
Less distributions from: Net investment income	(.69)	(.69)	(.71)	(.69)	(.69)
Net realized gains on investment transactions	-	(.01)	-	-	(.02)
Total distributions	(.69)	(.70)	(.71)	(.69)	(.71)
Net asset value, end of period	$ 14.90	$ 14.80	$ 14.10	$ 14.33	$ 13.61
Total Return (%)	5.42	10.10	3.36	10.65	(.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	485	523	483	488	375
Ratio of expenses, before expense reductions (%)	.74	.74	.74	.76[b]	.74
Ratio of expenses, after expense reductions (%)	.74	.74	.74	.75[b]	.74
Ratio of net investment income (%)	4.61	4.74	4.91	4.97	5.03
Portfolio turnover rate (%)	25	37	30	34	39
[a] As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Net payments of interest on interest rate swaps agreements are included as part of interest income. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2003 through March 31, 2004, the Fund incurred approximately $421,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax exempt income	$ 377,052
Undistributed net long-term capital gains	$ 809,729
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 52,266,949

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2004	2003
Distributions from tax-exempt income	$ 24,747,947	$ 25,393,506
Distributions from long-term capital gains	$ -	$ 515,924

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $134,849,527 and $165,868,686, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.175%, 0.225%, 0.200%, 0.15% and 0.15%, of the average daily net assets for Class A, B, C, AARP and S, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the costs of those expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.80% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees and trustee and trustee counsel fees). Furthermore, for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses at 0.73%, 0.74%, 0.73% and 0.74% of average daily net assets for Class A, B, C and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or services fees and trustee and trustee counsel fees).

For the year ended March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class A	$ 31,392	$ 2,873	$ 1,385
Class B	17,070	2,650	585
Class C	11,040	1,510	427
Class AARP	14,403	-	741
Class S	751,099	-	38,601
	$ 825,004	$ 7,033	$ 41,739

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 56,900	$ 4,927
Class C	41,404	4,035
	$ 98,304	$ 8,962

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class A	$ 37,030	$ 3,422.21%
Class B	18,083	1,502.24%
Class C	13,486	1,340.24%
	$ 68,599	$ 6,264

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended March 31, 2004 aggregated $44,741 and $6,493, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2004, the CDSC for Class B and C shares aggregated $18,480 and $2,626, respectively. A deferred sales charge of up to 1% is asserted on certain redemptions of Class A shares. For the year ended March 31, 2004 SDI received $1,998.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2004, the custodian fee was reduced by $1,230 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2004		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	773,115	$ 11,480,485	1,138,887	$ 16,762,652
Class B	162,585	2,415,064	332,217	4,898,222
Class C	266,679	3,978,690	237,753	3,510,673
Class AARP	313,133	4,648,127	519,826	7,642,323
Class S	3,479,201	51,540,113	6,896,177	100,908,318
		$ 74,062,479		$ 133,722,188
Shares issued to shareholders in reinvestment of distributions
Class A	38,125	$ 568,184	22,996	$ 338,292
Class B	11,045	164,423	5,843	85,887
Class C	8,916	132,859	3,389	49,852
Class AARP	18,770	279,485	10,707	157,502
Class S	914,508	13,620,565	1,054,223	15,475,556
		$ 14,765,516		$ 16,107,089
Shares redeemed
Class A	(382,195)	$ (5,680,676)	(466,116)	$ (6,846,657)
Class B	(112,989)	(1,671,821)	(26,492)	(386,170)
Class C	(87,684)	(1,289,208)	(32,498)	(479,589)
Class AARP	(245,364)	(3,614,377)	(72,768)	(1,071,596)
Class S	(7,126,151)	(105,681,996)	(6,931,032)	(101,800,489)
		$ (117,938,078)		$ (110,584,501)
Net increase (decrease)
Class A	429,045	$ 6,367,993	695,767	$ 10,254,287
Class B	60,641	907,666	311,568	4,597,939
Class C	187,911	2,822,341	208,644	3,080,936
Class AARP	86,539	1,313,235	457,765	6,728,229
Class S	(2,732,442)	(40,521,318)	1,019,368	14,583,385
		$ (29,110,083)		$ 39,244,776

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder State Tax-Free Trust and the Shareholders of Scudder Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Massachusetts Tax-Free Fund (the "Fund") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 27, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $848,000 as capital gain dividends for its year ended March 31, 2004, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of March 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (1945) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, CABEI Fund (2000 to 2004), North American Income Fund (2000 to 2004) (registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
202
Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SQMAX	SQMBX	SQMCX
CUSIP Number	811184-803	811184-886	811184-878
Fund Number	412	612	712

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMAFX	SCMAX
Fund Number	112	012

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2004, Scudder State Tax-Free Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER MASSACHUSETTS TAX FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit     Audit-Related     Tax Fees     All Other
    Ended       Fees Billed    Fees Billed     Billed to    Fees Billed
   March 31       to Fund       to Fund          Fund        to Fund
--------------------------------------------------------------------------------
2004                $54,500      $2,029         $11,200           $0
--------------------------------------------------------------------------------
2003                $50,390       $722          $6,600            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related                                    All
                   Fees Billed to      Tax Fees Billed to    Other Fees Billed
  Fiscal Year       Adviser and            Adviser and         to Adviser and
     Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
    March 31     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
    2004              $573,742                 $0                    $0
--------------------------------------------------------------------------------
    2003              $452,700               $69,500              $34,400
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                 Fees billed to
                                   Adviser and
                                   Affiliated
                                  Fund Service
                                   Providers           Total
                                  (engagements        Non-Audit
                                   related          Fees billed
                                   directly          to Adviser
                                    to the         and Affiliated
                      Total       operations        Fund Service
                    Non-Audit    and financial       Providers
        Fiscal     Billed Fees    reporting          (all other     Total of
         Year       to Fund       of the Fund)      engagements)     (A), (B)
         Ended
        March 31      (A)             (B)              (C)          and (C)
--------------------------------------------------------------------------------
        2004         $11,200        $0            $2,412,058        $2,423,258
--------------------------------------------------------------------------------
        2003         $6,600      $103,900         $17,512,166       $17,622,666
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

During the filing period of the report, fund management has reported to the
Registrant's Audit Committee an internal control matter relating to the processing and reconciliation of interest rate swap contracts that did not have a material effect on the financial statements. These contracts are accurately reflected in the fund's financial statements. Fund Management discussed this matter with the Registrant's auditors, and has instituted additional procedures to enhance its controls.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Massachusetts Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Massachusetts Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------